Exhibit 99.1

Cleansing Materials

1.	The Ad Hoc Group requested certain sales information, that when aggregated, differs from reported Net Sales due to various adjustments, including adjustments for certain customer allowances. For purposes herein, and specifically in items number 2 and 3 below, we refer to this adjusted sales information as Net Invoiced. The table below reconciles total Net Invoiced to Net Sales, as reported in the applicable period ($ in millions):

	Year Ended December 31,			9 Months Ended September 30,		Last 12 Months Ended
	2015	2016	2017	2017	2018	September 30, 2018
Net Invoiced	755.5	720.9	624.6	480.9	452.6	596.4
Adjustments	(9.8)	(14.3)	(11.5)	(4.4)	(17.1)	(24.3)
Net Sales as reported	745.7	706.6	613.1	476.5	435.5	572.1

2.	The Ad Hoc Group's financial advisors worked with the Company to categorize the Net Invoiced information into two major groups, Releases and Non-Releases. The Releases group reflects Net Invoiced amounts related to major entertainment releases, such as a theatrical movie ("Movie Release") or television network program ("Network Release"). The Non-Releases group reflects the balance. The table below presents the Net Invoiced amounts for Releases and Non-Releases for the applicable period ($ in millions):

	Year Ended December 31,			9 Months Ended September 30,		Last 12 Months Ended
	2015	2016	2017	2017	2018	September 30, 2018
Releases	352.9	266.6	224.8	170.1	168.9	223.6
Non-Releases	402.6	454.3	399.8	310.8	283.7	372.8
Net Invoiced	755.5	720.9	624.6	480.9	452.6	596.4

3.	The table below groups Releases by year of release to show the related Net Invoiced amounts by release year from 2015 to September 30, 2018 ($ in millions).

($ Millions)								LTM
	Movie Releases		Network Releases		2015	2016	2017	Q3 2018
2013	▪ FROZEN	▪ GI JOE	▪ PAW PATROL	▪ SHERIFF CALLIE	$237.6	$109.0	$61.5	$41.7
2014	▪ DISNEY MALEFICENT ▪ BIG HERO 6 ▪ GODZILLA	▪ RIO 2 ▪ PENGUIN OF MADAGASCAR ▪ TRANSFORMERS MOVIE 4	▪ DORA AND FRIENDS		3.5	2.2	0.6	0.5
2015	▪ STAR WARS (in ’15, ’16, ’17, ’18) ▪ MINIONS	▪ CINDERELLA ▪ DISNEY/PIXAR'S INSIDE OUT	▪ PJ MASK-ENT ONE/UK LIM ▪ PALACE PETS ▪ STAR DARLINGS ▪ MILES FROM TOMORROWLAND	▪ DC SUPER HERO GIRLS ▪ NEXO KNIGHTS ▪ SHIMMER AND SHINE	59.9	38.2	23.5	16.1
2016	▪ MOANA ▪ BATMAN VS SUPERMAN ▪ WARCRAFT ▪ HARRY POTTER ▪ FINDING DORY ▪ DREAMWORKS TROLL	▪ UNIVERSAL'S SECRET LIFE OF PET ▪ TROLLS ▪ PETE'S DRAGON ▪ ZOOTOPIA ▪ DREAMWORKS KUNG FU PANDA ▪ CAPTAIN AMERICA	▪ ELENA OF AVALOR ▪ NINJA TURTLE ▪ THE LION GUARD		6.9	66.4	78.1	53.9
2017	▪ POWER RANGER ▪ ORIGINAL POWER RANGER ▪ HASBRO'S TRANSFORMERS ▪ DISNEY CARS ▪ NINJAGO MOVIE ▪ NINJAGO MOVIE ▪ SMURFS ▪ MY LITTLE PONY MOVIE	▪ LEGO BATMAN MOVIE ▪ POWER RANGERS 2017 ▪ PIRATES OF THE CARIBBEAN 5 ▪ TRANSFORMERS MOVIE 5 ▪ BEAUTY & THE BEAST ▪ CAPTAIN UNDERPANTS ▪ GUARDIANS OF THE GALAXY ▪ THOR	▪ TANGLED - THE SERIES ▪ SUNNY DAY ▪ POWER RANGERS SERIES ▪ ORIGINAL POWER RANGERS	▪ DISNEYS PUPPY DOG PALS ▪ DISNEY TV SERIES ▪ NINJAGO SERIES	12.1	19.1	43.7	22.2
2018	▪ THE INCREDIBLES 2 ▪ DISNEY - Z-O-M-B-I-E-S ▪ TRANSFORMERS 2018-BUMBLEBEE ▪ DISNEY/PIXAR BRAVE	▪ NUTCRACKER & THE FOUR REALMS ▪ PARAMOUNT MOVIE ▪ DISNEY MOVIES ▪ WRECK-IT-RALPH 2	▪ FANCY NANCY ▪ NETFLIX ORIGINAL		0.1	0.1	0.1	75.0
2019	▪ FROZEN 2 ▪ LION KING LIVE ACTION ▪ POKEMON LIVE ACTION ▪ TOY STORY 4 ▪ LEGO MOVIE 2	▪ GODZILLA ▪ HOW TO TRAIN YOUR DRAGON 3 ▪ SONIC ▪ ALADDIN LIVE ACTION	▪ DESCENDANTS 3 ▪ MEGAMAN
Other	All other		▪ SOFIA THE FIRST (2012)	▪ DANIEL TIGER’s (2012)	32.8	31.6	17.3	14.2
				Total Releases:	$352.9	$266.6	$224.8	$223.6

4.	The Ad Hoc Group requested information related to the borrowing base under the Company's Credit Facility with Wells Fargo. The Company is required to compute its borrowing base under the Credit Facility on a monthly basis. For the thirteen months between September 2017 and September 2018, the Company's gross borrowing base computation, before deductions for outstanding borrowings and letters of credit, ranged from $23.7 million to $63.7 million. Availability under the Credit Facility over the same time period ranged from $9.2 million to $50.9 million. During this time period, the Credit Facility was amended in June 2018 to add customer receivables of the Company's Hong Kong based subsidiaries in the borrowing base computation.

5.	The Ad Hoc Group requested information related to the borrowing base associated with the Company's Term Loan with Great American Capital Partners. The Company closed the $20.0 million Term Loan in June 2018 and is required to compute its borrowing base underlying the Term Loan balance on a monthly basis. The first computation was completed for May 2018. From May 2018 through September 2018, the Company's monthly gross borrowing base computation ranged from $23.7 million to $32.7 million, and exceeded the Term Loan balance of $20.0 million in each of the applicable months.

6.	The tables below include certain consolidated Balance Sheet information at the end of each month presented ($ in millions).

	Jan-16	Feb-16	Mar-16	Apr-16	May-16	Jun-16	Jul-16	Aug-16	Sep-16	Oct-16	Nov-16	Dec-16
Total Current Assets	371.8	345.9	314.8	311.4	308.8	352.5	377.8	397.0	446.7	427.6	400.7	353.4
Total Assets	488.2	460.3	430.8	427.2	426.1	469.9	494.4	513.1	560.1	539.6	512.6	464.3
Total Current Liabilities	123.2	106.1	87.8	99.6	103.8	135.9	156.6	160.9	199.1	178.7	161.0	116.8
Total Liabilities	340.7	323.7	305.6	316.5	320.4	353.4	374.1	378.6	416.8	390.8	373.0	329.1
Stockholders' Equity	147.5	136.6	125.2	110.6	105.7	116.5	120.2	134.5	143.3	148.8	139.6	135.2
Total Liabilities & Equity	488.2	460.3	430.8	427.2	426.1	469.9	494.4	513.1	560.1	539.6	512.6	464.3

	Jan-17	Feb-17	Mar-17	Apr-17	May-17	Jun-17	Jul-17	Aug-17	Sep-17	Oct-17	Nov-17	Dec-17
Total Current Assets	338.8	288.1	267.6	269.0	267.4	289.4	317.5	340.3	371.3	328.8	312.2	282.7
Total Assets	448.8	397.4	376.3	375.8	374.4	398.4	422.1	444.0	453.3	410.8	394.5	370.3
Total Current Liabilities	113.6	91.2	69.3	63.4	67.4	98.4	114.8	134.5	189.3	145.4	130.8	135.8
Total Liabilities	315.7	264.9	243.1	237.3	241.3	259.4	275.8	295.5	329.4	285.4	270.9	275.8
Stockholders' Equity	133.2	132.5	133.3	138.6	133.1	139.0	146.4	148.4	123.9	125.4	123.5	94.5
Total Liabilities & Equity	448.8	397.4	376.3	375.8	374.4	398.4	422.1	444.0	453.3	410.8	394.5	370.3

				Jan-18	Feb-18	Mar-18	Apr-18	May-18	Jun-18	Jul-18	Aug-18	Sep-18
Total Current Assets				259.0	245.2	215.5	190.3	188.4	250.1	272.3	308.9	353.5
Total Assets				345.5	333.0	313.9	287.2	285.9	348.9	371.4	404.8	447.6
Total Current Liabilities				120.3	114.4	112.7	96.2	101.4	165.1	176.9	206.9	240.8
Total Liabilities				260.4	254.5	253.9	237.6	242.8	308.6	328.3	358.5	392.0
Stockholders' Equity				85.1	78.5	60.0	49.6	43.1	40.3	43.1	46.3	55.6
Total Liabilities & Equity				345.5	333.0	313.9	287.2	285.9	348.9	371.4	404.8	447.6

7.	The tables below include certain Balance Sheet information by region at the end of each month presented ($ in millions). China includes Hong Kong, and Other includes Canada, Mexico and various countries in Europe.

	Oct-17					Nov-17					Dec-17
	US	China	Other	Elim.	Total	US	China	Other	Elim.	Total	US	China	Other	Elim.	Total
Total Current Assets	135.5	149.6	41.5	2.2	328.8	147.0	118.8	44.3	2.1	312.2	136.8	109.9	43.4	(7.4)	282.7
Total Assets	595.2	213.4	47.4	(445.2)	410.8	606.8	182.7	50.4	(445.4)	394.5	600.6	173.8	49.5	(453.6)	370.3
Total Current Liabilities	538.5	(104.8)	41.0	(329.3)	145.4	552.4	(136.0)	43.0	(328.6)	130.8	568.5	(147.0)	42.6	(328.3)	135.8
Total Liabilities	675.7	(104.1)	41.0	(327.2)	285.4	689.7	(135.3)	43.0	(326.5)	270.9	706.1	(146.4)	42.6	(326.5)	275.8
Stockholders' Equity	(80.5)	317.5	6.4	(118.0)	125.4	(82.9)	318.0	7.3	(118.9)	123.5	(105.6)	320.2	6.8	(126.9)	94.5
Total Liabilities & Equity	595.2	213.4	47.4	(445.2)	410.8	606.8	182.7	50.3	(445.3)	394.5	600.6	173.8	49.5	(453.6)	370.3

	Jan-18					Feb-18					Mar-18
	US	China	Other	Elim.	Total	US	China	Other	Elim.	Total	US	China	Other	Elim.	Total
Total Current Assets	120.2	93.2	46.2	(0.6)	259.0	116.2	93.3	36.2	(0.5)	245.2	98.7	96.8	36.3	(16.3)	215.5
Total Assets	582.6	157.1	52.5	(446.7)	345.5	580.4	156.7	42.4	(446.5)	333.0	571.3	160.2	42.6	(460.2)	313.9
Total Current Liabilities	559.7	(164.4)	46.0	(321.0)	120.3	563.3	(164.7)	36.5	(320.7)	114.4	558.4	(159.6)	38.6	(324.7)	112.7
Total Liabilities	697.4	(163.7)	46.0	(319.3)	260.4	701.0	(164.0)	36.5	(319.0)	254.5	697.1	(159.1)	38.6	(322.7)	253.9
Stockholders' Equity	(114.8)	320.8	6.5	(127.4)	85.1	(120.6)	320.7	5.9	(127.5)	78.5	(125.9)	319.3	3.9	(137.3)	60.0
Total Liabilities & Equity	582.6	157.1	52.5	(446.7)	345.5	580.4	156.7	42.4	(446.5)	333.0	571.3	160.2	42.5	(460.1)	313.9

	Apr-18					May-18					Jun-18
	US	China	Other	Elim.	Total	US	China	Other	Elim.	Total	US	China	Other	Elim.	Total
Total Current Assets	100.5	71.3	34.4	(15.9)	190.3	103.5	66.8	34.3	(16.2)	188.4	123.8	90.7	37.0	(1.4)	250.1
Total Assets	573.0	134.2	40.6	(460.6)	287.2	576.8	129.5	40.3	(460.7)	285.9	597.2	153.5	42.9	(444.7)	348.9
Total Current Liabilities	568.8	(184.7)	36.3	(324.2)	96.2	580.1	(190.3)	35.5	(323.9)	101.4	582.6	(139.9)	41.1	(318.7)	165.1
Total Liabilities	707.6	(184.1)	36.3	(322.2)	237.6	718.9	(189.8)	35.5	(321.8)	242.8	723.9	(139.4)	41.1	(317.0)	308.6
Stockholders' Equity	(134.5)	318.3	4.3	(138.5)	49.6	(142.1)	319.3	4.8	(138.9)	43.1	(126.8)	292.9	1.8	(127.6)	40.3
Total Liabilities & Equity	573.0	134.2	40.5	(460.5)	287.2	576.9	129.5	40.3	(460.8)	285.9	597.2	153.5	42.9	(444.7)	348.9

	Jul-18					Aug-18					Sep-18
	US	China	Other	Elim.	Total	US	China	Other	Elim.	Total	US	China	Other	Elim.	Total
Total Current Assets	110.7	123.1	39.8	(1.3)	272.3	118.2	146.8	45.6	(1.7)	308.9	153.6	155.9	46.2	(2.2)	353.5
Total Assets	586.6	185.2	45.7	(446.1)	371.4	591.0	208.9	51.4	(446.5)	404.8	626.1	217.9	52.1	(448.5)	447.6
Total Current Liabilities	560.5	(110.0)	44.2	(317.8)	176.9	398.4	78.6	46.8	(316.9)	206.9	426.0	84.4	47.4	(317.0)	240.8
Total Liabilities	709.5	(109.4)	44.4	(316.2)	328.3	547.6	79.2	47.1	(315.4)	358.5	574.8	85.1	47.6	(315.5)	392.0
Stockholders' Equity	(123.0)	294.7	1.3	(129.9)	43.1	43.4	129.7	4.4	(131.2)	46.3	51.4	132.8	4.5	(133.1)	55.6
Total Liabilities & Equity	586.6	185.2	45.7	(446.1)	371.4	591.0	208.9	51.4	(446.5)	404.8	626.1	218.0	52.1	(448.6)	447.6

8.	The Ad Hoc Group requested certain projected Income Statement information for the year ended December 31, 2018 and for the years ending December 31, 2019 and 2020. Note that these financial projections are based on current expectations, estimates and assumptions. These financial projections are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially from these financial projections. Projected Net Sales and Adjusted EBITDA are presented in the table below for the applicable period ($ in millions).

	Year Ended	Year Ending December 31,
	December 31, 2018	2019	2020
Projected Net Sales	567.8	597.5	642.0
Projected Adjusted EBITDA	2.3	27.1	45.9

Adjusted EBITDA excludes (and may exclude in future years, if applicable,) stock-based compensation, restructuring and acquisition related costs, bad debt expenses and recoveries related to accounts such as Toys R Us, and certain minimum guarantee shortfall and inventory write-down charges.

9.	In October 2018, the Company initiated a plan to reduce our global workforce and consolidate certain of our operations and functions to significantly reduce costs. The initial high level target was to reduce annual operating costs by $24 million. The Company has currently identified approximately $16 million of annualized cost reductions, above the previously disclosed range of $10 to $15 million.